UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

SEI INSTITUTIONAL MANAGED TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SEI INSTITUTIONAL MANAGED TRUST

One Freedom Valley Drive

Oaks, PA 19456

June 25, 2010

Dear Advisor:

If your clients own shares in the U.S. Managed Volatility Fund or the Tax-Managed Managed Volatility Fund (each, a “Fund” and, collectively, the “Funds”), each a series of SEI Institutional Managed Trust (the “Trust”), they will be asked to approve a sub-advisory agreement between SEI Investments Management Corporation (“SIMC”) and LSV Asset Management (“LSV”) with respect to the Fund.

If approved by a Fund’s shareholders, LSV will manage a portion of the Fund’s assets as described in the accompanying proxy materials.  The proxy materials that your clients will receive by mail are linked below.

The Meeting is scheduled for August 26, 2010.

Why is the client receiving this Proxy Statement?

We are sending this Proxy Statement and the enclosed proxy card on behalf of the Funds because SEI Investments Management Corporation (“SIMC”), the Funds’ investment adviser, has proposed hiring LSV Asset Management (“LSV”) as a sub-adviser to a portion of the assets of each Fund. The Board of Trustees (the “Board”) is soliciting your clients’ proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting. As a shareholder of a Fund, your clients are being asked to appoint LSV as a sub-adviser of the Fund and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund (the “Proposal”).

Shareholders do not typically approve the appointment of sub-advisers to a Fund, so why are my clients being asked to approve LSV?

In general, federal securities laws require shareholders to vote on the approval of new sub-advisory agreements. Nevertheless, the Funds’ shareholders do not typically approve such sub-advisory agreements due to an exemptive order issued by the Securities and Exchange Commission. The exemptive order permits SIMC, with the approval of the Board and subject to certain conditions, to retain the services of sub-advisers for a Fund without shareholder approval. In this instance, however, SIMC may not rely on the exemptive order due to LSV’s affiliation with the Funds and SIMC (SEI Investments Company (“SEI”), the parent company of SIMC, owns a minority partnership interest in LSV through its subsidiary, SEI Funds, Inc.).

Why does SIMC wish to retain LSV as a sub-adviser to each Fund?

As a “manager of managers,” SIMC allocates each Fund’s assets to one or more sub-advisers and manages the performance and risk profiles of each Fund.  SIMC has determined that the Funds will benefit from the sub-advisory services of LSV.  The U.S. Managed Volatility Fund and Tax-Managed Managed Volatility Fund have similar investment goals of capital appreciation and maximum after-tax returns, respectively, with less volatility than the broad U.S. equity markets.  SIMC believes that LSV’s unique strategy and strong collaborative research efforts will aide the Funds in seeking to achieve their investment goals.   LSV believes that long-term results can be achieved by systematically exploiting the judgmental biases and behavioral weaknesses that influence many investors.  LSV attempts to eliminate aspects of emotional investing by using quantitative models to screen for stocks based on relative valuations and near-term fundamental and momentum improvements.  Aiming for a consistent approach without subjective biases, LSV’s proprietary model utilizes risk control measures to attempt to control overall portfolio volatility while seeking to maximize expected returns.

How will the approval of the Proposal affect the Funds?

Upon shareholder approval, LSV, as one of multiple sub-advisers to the Funds, will manage, in accordance with each Fund’s investment strategy, the portion of each Fund’s assets allocated to it by SIMC.

How will the approval of the Proposal affect the fees that are paid by the shareholders?

The approval of the Proposal will not result in any change to the fees that are paid by shareholders of the Funds.  As with other sub-advisers to the Funds, SIMC will compensate LSV out of the investment advisory fees it receives from each Fund.  However, unlike when SIMC hires other sub-advisers, SEI (SIMC’s parent company) will benefit from SIMC’s hiring of LSV because it will receive a portion of the profits earned by LSV due to SEI’s indirect partnership interest in LSV.

What happens if the Proposal is not approved for a Fund?

If the Proposal is not approved by shareholders of a Fund, LSV’s services will not be retained, and the Fund will not benefit from the performance and risk control attributes of LSV’s unique investment strategy. In particular, SIMC believes that LSV’s approach to reducing volatility is unique compared to other potential managers of the Funds because it relies on LSV’s proprietary process for identifying economically stable companies. Alternative managers’ approaches tend to rely much more on quantitative models that depend on a standard set of third party optimization or risk systems. For this reason, SIMC believes that adding LSV to each portfolio will provide better manager diversification than would be the case with alternative managers.  Therefore, SIMC believes that any alternative manager that would be implemented if the Proposal is rejected will be less optimal than hiring LSV. Regardless, if the Proposal is not approved for a Fund, SIMC and the Board will then take such further action as they deem to be in the best interests of the Fund’s shareholders.

How does the Board recommend that shareholders vote?

The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, has approved the appointment of LSV as a sub-adviser of each Fund and has approved the sub-advisory agreement between SIMC and LSV. The Board unanimously recommends that shareholders of each Fund vote in favor of the Proposal.

How do my clients place their vote and whom do they call for more information?

Your clients may vote their shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically by following the on-line instructions;

(3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting: You may attend the shareholder meeting on August 26, 2010 and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs. Please refer to the proxy card attached to the enclosed Proxy Statement for further instructions on how to vote. Should you require additional information regarding the Proposal or replacement of proxy cards, please call 1-800-DIAL-SEI.

To see the proxy materials that your clients who own shares in the Funds will be receiving: (view the proxy statement).

If you have questions regarding this communication, please contact your SEI Representative at (800) 734-1003.

Investing involves risk including possible loss of principal.

For those SEI funds which employ the “manager of manager” structure, SEI Investments Management Corporation (SIMC) has the ultimate responsibility for the investment performance of the fund due to its responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement.

SEI Investments Management Corporation is the adviser to the SEI Funds, which are distributed by SEI Investments Distribution Co. (SIDCo.) SIMC and SIDCo are wholly owned subsidiaries of SEI Investments Company.

For Financial Intermediary Use Only.  Not for Public Distribution.

SEI INSTITUTIONAL MANAGED TRUST

FINAL SOLICITATION SCRIPT

MEETING DATE: AUGUST 26, 2010

TOLL FREE # 1-866-450-8587

Greeting:

Hello, is Mr./Ms.                     available please?

Hi Mr./Ms.                   , my name is                    and I am calling on behalf of SEI Institutional Managed Trust on a recorded line.  Because you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds), I would like to take a moment to speak with you about the (Fund’s / Funds’) special meeting of shareholders that is scheduled to be held on August 26, 2010.  Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The (Fund’s / Funds’) Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                   , and I am a proxy-voting specialist calling on behalf of SEI Institutional Managed Trust.

Today’s date is                     and the time is                    Eastern Time.  Would you please state your full name and full mailing address?

According to our records, you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds).  Are you authorized to vote all shares in the (Fund / Funds) in all accounts?  (If Yes, proceed with voting process) (If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests).

For Favorable Vote:

Mr./Ms.                     I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / the Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                    I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting (against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-450-8587. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)  I can send you a physical copy of the materials or I can send a copy of the materials to an e-mail address.  If you choose to receive the material via e-mail, the only way to vote is to call 1-866-450-8587.  This number will be listed in the body of the e-mail.  If you choose to receive the materials via mail, the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8587.  Which method would you prefer?  (If email, type email address in the notes and read it back phonetically to the shareholder).  Thank you, you will receive the materials shortly

If shares were sold after record date:

I understand Mr./Ms.                   , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you like to vote on the proposal now over the phone? (If yes, return to above).

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE

Hello, this message is for                   .  My name is                    and I am calling on behalf of SEI Institutional Managed Trust regarding the Special Meeting of Shareholders that is scheduled for August 26, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact we are asking you to take a moment to submit your vote.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-450-8587 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the SEI Institutional Managed Trust. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on August 26th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8587 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00 AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions, please contact your Financial Advisor or call the SEI Institutional Managed Trust at 1-800-342-5734. Thank you for investing with the SEI Institutional Managed Trust.”

SEI INSTITUTIONAL MANAGED TRUST

FINAL OBO SOLICITATION SCRIPT

MEETING DATE: AUGUST 26, 2010

TOLL FREE # 1-866-450-8469

Greeting:

Hello, is Mr./Ms.                     available please?

Hi Mr./Ms.                   , my name is                    and I am calling on behalf of SEI Institutional Managed Trust on a recorded line.  Because you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds), I would like to take a moment to speak with you about the (Fund’s / Funds’) special meeting of shareholders that is scheduled to be held on August 26, 2010.  Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The (Fund’s / Funds’) Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                   , and I am a proxy-voting specialist calling on behalf of SEI Institutional Managed Trust.

Today’s date is                     and the time is                    Eastern Time.  Would you please state your full name and full mailing address?

According to our records, you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds).  Are you authorized to vote all shares in the (Fund / Funds) in all accounts?  (If Yes, proceed with voting process) (If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests).

For Favorable Vote:

Mr./Ms.                     I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / the Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                    I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund /  Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting (against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-450-8469. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)  I can send you a physical copy of the materials or I can send a copy of the materials to an e-mail address.  If you choose to receive the material via e-mail, the only way to vote is to call 1-866-450-8469.  This number will be listed in the body of the e-mail.  If you choose to receive the materials via mail, the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8469.  Which method would you prefer?  (If email, type email address in the notes and read it back phonetically to the shareholder).  Thank you, you will receive the materials shortly

If shares were sold after record date:

I understand Mr./Ms.                   , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you like to vote on the proposal now over the phone? (If yes, return to above).

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE

Hello, this message is for                   .  My name is                    and I am calling on behalf of SEI Institutional Managed Trust regarding the Special Meeting of Shareholders that is scheduled for August 26, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact we are asking you to take a moment to submit your vote.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-450-8469 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the SEI Institutional Managed Trust. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on August 26th, 2010.

Your participation is very important.  To vote over the telephone, call toll-free at 1-866-450-8469 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00 AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the SEI Institutional Managed Trust. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions, please contact your Financial Advisor or call the SEI Institutional Managed Trust at 1-800-342-5734. Thank you for investing with the SEI Institutional Managed Trust.”

SEI INSTITUTIONAL MANAGED TRUST

1-866-450-8587

ANSWERING MACHINE MESSAGE

Hello, this message is for                   .  My name is                    and I am calling on behalf of SEI Institutional Managed Trust regarding the Special Meeting of Shareholders that is scheduled for August 26, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact we are asking you to take a moment to submit your vote.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-450-8587 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

IMPORTANT POINTS AND PROPOSALS

Meeting Date/Time: August 26th, 2010 @ 3:00 p.m. ET

Adjournment Date:

Meeting Location: One Freedom Valley Drive, Oaks, PA 19456

Date of Record:  May 28th, 2010

Proxy Mailed on or about:  June 24, 2010

SPECIAL MEETING OF SHAREHOLDERS

Proposal:                                           To appoint LSV Asset Management (“LSV”) as a sub-adviser of the Funds and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund.  (See pages 1-12 of Proxy Statement for more information)

•                   The approval of the Proposal will not result in any change to the fees that are paid by shareholders of the Funds. However, unlike when SIMC hires other sub-advisers, SEI (SIMC’s parent company) will benefit from SIMC’s hiring of LSV because it will receive a portion of the profits earned by LSV due to SEI’s indirect partnership interest in LSV.

•                   SIMC (SEI Investment Management Co.), the Fund’s adviser, has determined that the Funds would benefit from the services of LSV. They also believe that LSV’s unique strategy and strong collaborative research efforts will aide the Funds in seeking to achieve their investment goals.

•                   SIMC believes that adding LSV to each portfolio will provide better management diversification than would be the case with alternate managers. In particular, SIMC believes that LSV’s approach to reducing volatility is unique because it relies on LSV’s exclusive process for identifying economically stable companies.

Question:                                         Shareholders are not typically required to approve the appointment of sub-advisors, so why am I being asked to approve LSV?

•                  The Funds operate in what is referred to as a “manager of managers” structure. SIMC is permitted to retain a sub-adviser, under certain conditions, without obtaining shareholder approval.

•                  In this instance, however, SIMC may not rely on the exemptive order due to LSV’s affiliation with the Funds and SIMC (SEI Investments Company, the parent company of SIMC, owns a minority partnership interest in LSV through a subsidiary).

Question:                                         Can you tell me more about LSV Asset Management?

•                  LSV is a registered investment adviser organized under the laws of Delaware and located at 155 N. Wacker Drive, Suite 4600, Chicago, IL, 60606. As of April 1st, 2010, LSV managed approximately $58.5 billion in total assets, of which approximately $1.5 billion were assets in SEI sponsored mutual funds.

FINAL SOLICITATION SCRIPT

MEETING DATE: AUGUST 26, 2010

TOLL FREE # 1-866-450-8587

Greeting:

Hello, is Mr./Ms.                     available please?

Hi Mr./Ms.                   , my name is                    and I am calling on behalf of SEI Institutional Managed Trust on a recorded line.  Because you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds), I would like to take a moment to speak with you about the (Fund’s / Funds’) special meeting of shareholders that is scheduled to be held on August 26, 2010.  Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The (Fund’s / Funds’) Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                   , and I am a proxy-voting specialist calling on behalf of SEI Institutional Managed Trust.

Today’s date is                     and the time is                    Eastern Time.  Would you please state your full name and full mailing address?

According to our records, you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds).  Are you authorized to vote all shares in the (Fund / Funds) in all accounts?  (If Yes, proceed with voting process) (If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests).

For Favorable Vote:

Mr./Ms.                     I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / the Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                    I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting (against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-450-8587. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)  I can send you a physical copy of the materials or I can send a copy of the materials to an e-mail address.  If you choose to receive the material via e-mail, the only way to vote is to call 1-866-450-8587.  This number will be listed in the body of the e-mail.  If you choose to receive the materials via mail, the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8587.  Which method would you prefer?  (If email, type email address in the notes and read it back phonetically to the shareholder).  Thank you, you will receive the materials shortly

If shares were sold after record date:

I understand Mr./Ms.                   , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you like to vote on the proposal now over the phone? (If yes, return to above).

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.

SEI INSTITUTIONAL MANAGED TRUST

1-866-450-8469

ANSWERING MACHINE MESSAGE

Hello, this message is for                   .  My name is                    and I am calling on behalf of SEI Institutional Managed Trust regarding the Special Meeting of Shareholders that is scheduled for August 26, 2010.

Our records indicate that your vote has not yet been received.  In an effort to avoid further contact we are asking you to take a moment to submit your vote.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-450-8469 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

IMPORTANT POINTS AND PROPOSALS

Meeting Date/Time: August 26th, 2010 @ 3:00 p.m. ET

Adjournment Date:

Meeting Location: One Freedom Valley Drive, Oaks, PA 19456

Date of Record:  May 28th, 2010

Proxy Mailed on or about:  June 24, 2010

SPECIAL MEETING OF SHAREHOLDERS

Proposal:                                           To appoint LSV Asset Management (“LSV”) as a sub-adviser of the Funds and to approve a sub-advisory agreement between SIMC and LSV with respect to the Fund.  (See pages 1-12 of Proxy Statement for more information)

•                   The approval of the Proposal will not result in any change to the fees that are paid by shareholders of the Funds.  However, unlike when SIMC hires other sub-advisers, SEI (SIMC’s parent company) will benefit from SIMC’s hiring of LSV because it will receive a portion of the profits earned by LSV due to SEI’s indirect partnership interest in LSV.

•                   SIMC (SEI Investment Management Co.), the Fund’s adviser, has determined that the Funds would benefit from the services of LSV. They also believe that LSV’s unique strategy and strong collaborative research efforts will aide the Funds in seeking to achieve their investment goals.

•                   SIMC believes that adding LSV to each portfolio will provide better management diversification than would be the case with alternate managers. In particular, SIMC believes that LSV’s approach to reducing volatility is unique because it relies on LSV’s exclusive process for identifying economically stable companies.

Question:                                         Shareholders are not typically required to approve the appointment of sub-advisors, so why am I being asked to approve LSV?

•                  The Funds operate in what is referred to as a “manager of managers” structure. SIMC is permitted to retain a sub-adviser, under certain conditions, without obtaining shareholder approval.

•                  In this instance, however, SIMC may not rely on the exemptive order due to LSV’s affiliation with the Funds and SIMC (SEI Investments Company, the parent company of SIMC, owns a minority partnership interest in LSV through a subsidiary).

Question:                                         Can you tell me more about LSV Asset Management?

•                  LSV is a registered investment adviser organized under the laws of Delaware and located at 155 N. Wacker Drive, Suite 4600, Chicago, IL, 60606. As of April 1st, 2010, LSV managed approximately $58.5 billion in total assets, of which approximately $1.5 billion were assets in SEI sponsored mutual funds.

FINAL SOLICITATION SCRIPT [OBO]

MEETING DATE: AUGUST 26, 2010

TOLL FREE # 1-866-450-8469

Greeting:

Hello, is Mr./Ms.                     available please?

Hi Mr./Ms.                   , my name is                    and I am calling on behalf of SEI Institutional Managed Trust on a recorded line.  Because you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds), I would like to take a moment to speak with you about the (Fund’s / Funds’) special meeting of shareholders that is scheduled to be held on August 26, 2010.  Recently you were mailed proxy materials for this upcoming meeting of shareholders.  Have you received this material?

If materials received:

The (Fund’s / Funds’) Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement.  For your convenience, would you like to vote on the proposal now over the phone?

If Yes:

The process will only take a few moments.

Again, my name is                   , and I am a proxy-voting specialist calling on behalf of SEI Institutional Managed Trust.

Today’s date is                     and the time is                    Eastern Time.  Would you please state your full name and full mailing address?

According to our records, you are a shareholder of (the Trust’s U.S. Managed Volatility Fund / the Trust’s Tax-Managed Managed Volatility Fund / both the Trust’s U.S. Managed Volatility and Tax-Managed Managed Volatility Funds).  Are you authorized to vote all shares in the (Fund / Funds) in all accounts?  (If Yes, proceed with voting process) (If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the materials you received and recommends a favorable vote for the proposal.  How do you wish to vote your shares? (Record votes as shareholder requests).

For Favorable Vote:

Mr./Ms.                     I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / the Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting in favor of the proposal(s) as set forth in the proxy materials you received.

For Non-Favorable/Abstentions Vote:

Mr. /Ms.                    I have recorded your vote as follows, for all of the shares of the SEI Institutional Managed Trust’s (U.S. Managed Volatility Fund / Tax-Managed Volatility Fund / Funds) held in all of your accounts you are voting (against/abstaining) on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes, you may contact us at 1-866-450-8469. Thank you very much for your participation and have a great day/evening.

If unsure of voting:

Would you like me to review the proposal with you?  (Answer all the shareholder’s questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section.)

If materials not received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)  I can send you a physical copy of the materials or I can send a copy of the materials to an e-mail address.  If you choose to receive the material via e-mail, the only way to vote is to call 1-866-450-8587.  This number will be listed in the body of the e-mail.  If you choose to receive the materials via mail, the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8587.  Which method would you prefer?  (If email, type email address in the notes and read it back phonetically to the shareholder).  Thank you, you will receive the materials shortly

If shares were sold after record date:

I understand Mr./Ms.                   , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you like to vote on the proposal now over the phone? (If yes, return to above).

If presently not interested in voting over the phone:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Should you decide to vote at a later time, please fill out and return your proxy card or you can vote via the other methods outlined in the proxy materials.  Thank you again for your time today, and have a wonderful day/evening.